UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 21, 2007

COMPUDYNE CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation or organization)

0-29798	23-1408659
(Commission File Number)	(I.R.S. employer identification number)

2530 Riva Road, Suite 201 Annapolis, Maryland	21401
(Address of principal executive office)	(Zip code)

(410) 224-4415

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1 to the Form 8-K dated September 21, 2007

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Form 8-K/A amends Item 5.02 of the Form 8-K dated September 21, 2007 and filed on EDGAR by CompuDyne Corporation (the “Company”) regarding the resignation of the Company’s directors. The report mistakenly omitted Albert Dowden, David Clark, Jr. and Wade Houk from the directors identified as having resigned effective as of September 21, 2007 in connection with the closing of the acquisition of the Company by Gores Patriot Holdings, Inc. The information contained in Item 5.02 should read as follows:

(b)	In connection with the consummation of the Merger, Messrs. John Gutfreund, Ronald Angelone, Albert Dowden, David Clark, Jr., Wade Houk and Geoffrey Feidelberg resigned from the Board of Directors of CompuDyne Corporation, effective September 21, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2007

COMPUDYNE CORPORATION

By:	/s/ Roderick Sherwood, III
Name:	Roderick Sherwood, III
Title:	Vice President

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